SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 1, 2004


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)
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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 5. OTHER EVENTS

         On April 1, 2004, the Registrant issued the following press release and conference call announcement.

News from News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                                Contacts: Kris Matula, Executive Vice President
                                          and Chief Financial Officer
                                          901-320-8588
                                          Gordon Mitchell
                                          Investor Relations Manager
                                          901-320-8256
                                          Website:  www.bkitech.com

BUCKEYE ANNOUNCES CLOSURE OF CORK, IRELAND
MANUFACTURING FACILITY

MEMPHIS, TN April 1, 2004 - Buckeye Technologies Inc. (NYSE:BKI) today announced that it will discontinue producing airlaid nonwoven materials at its Cork, Ireland facility by August. The Company will continue to meet customer needs for airlaid nonwoven materials by producing these products at its facilities in Delta, British Columbia, Canada; Steinfurt, Germany; and Gaston, North Carolina.

Buckeye Chairman, David B. Ferraro, stated, "Airlaid nonwoven materials are a very important part of Buckeye's product portfolio. Although we will cease production at the small single-line Cork plant, we will meet current and anticipated needs for these materials by increasing output at our three larger facilities. This consolidation will enable us to improve our overall airlaid nonwoven materials operating results by about $7 million annually and reduce working capital needs by about $4 million. We will begin to realize these benefits in the October-December quarter and anticipate achieving all the savings by the end of fiscal 2005."

Mr. Ferraro further commented, "It is extremely unfortunate that market conditions necessitate closure of the Cork facility and termination of approximately 83 dedicated employees. The Company will incur restructuring costs, including employee termination expenses, of approximately $3 million during the next six months. Additionally, we will include a non-cash asset impairment charge relating to the Cork facility of about $27 million after tax in our March financial results."

Buckeye has scheduled a conference call for April 2, 2004 9:30 a.m. CST to further discuss the Cork plant closure. All interested parties are invited to dial in at (800) 946-0785 (U.S.) or (719) 457-2661 (International).

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.
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CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.


Closure of Cork, Ireland Manufacuring Facility

We have scheduled a conference call for

                              Friday, April 2, 2004
                                9:30 a.m. Central

Management participating on the call will include

                    David B. Ferraro, Chief Executive Officer
       Kristopher J. Matula, Exec. Vice President, Chief Financial Officer
                 Gordon B. Mitchell, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website WWW.STREETEVENTS.COM or via the Company's website homepage at WWW.BKITECH.COM. The replay will be archived on these websites through May 2, 2004.

In addition, persons interested in listening by telephone may dial in at (800) 946-0785 within the United States. International callers should dial (719) 457-2661. Participants should call no later than 9:25 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 613845. The telephone replay will be available until midnight April 16, 2004.

A press release was issued via Business Wire on April 1. If you did not receive a copy of this release, please contact Gordon Mitchell at (901) 320-8256.

We look forward to your participation.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /S/ KRISTOPHER J. MATULA
                            --------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer April 1, 2004